Exhibit 23.1

	     CONSENT OF PREDECESSOR INDEPENDENT
		     PUBLIC ACCOUNTANTS

	  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report (dated February 10, 1992) included in Chris-Craft Industries, Inc. Form 10-K for the year ended December 31, 1993.



				 ARTHUR ANDERSEN & CO.
New York, New York
July 27, 1994